IMPORTANT NOTICE TO SHAREHOLDERS
WILSHIRE VARIABLE INSURANCE TRUST
Wilshire Global Allocation Fund (the “Fund”)

Supplement dated October 20, 2020 to
the Fund’s Summary Prospectus, Statutory Prospectus
and Statement of Additional Information,
each dated April 30, 2020, as previously supplemented

THIS SUPPLEMENT REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE FUND’S SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND SAI

The following disclosure supplements the “Management” section of the Fund’s Summary Prospectus and Statutory Prospectus, the “Management” section of the Fund’s Statutory Prospectus and the “Investment Advisory and Other Services” section of the Fund’s SAI:

On September 30, 2020, Wilshire Associates Incorporated (“Wilshire”) entered into a definitive agreement with Monica HoldCo (US), Inc. (the “Purchaser”) to acquire Wilshire (the “Transaction”). The Purchaser is a newly formed corporation and through various holding company structures is controlled by CC Capital Partners, LLC and Motive Capital Management, LLC. The Transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of other conditions, the Transaction is expected to be completed by the end of the fourth quarter of 2020.

Under the Investment Company Act of 1940, as amended, consummation of the Transaction will result in the automatic termination of the Fund’s investment advisory agreement with Wilshire. Therefore, on October 7, 2020, the Board of Trustees of Wilshire Variable Insurance Trust (“Board”) approved a new investment advisory agreement between Wilshire Variable Insurance Trust, on behalf of the Fund, and Wilshire. In the event the Transaction is consummated before Fund shareholders approve the new investment advisory agreement, an interim investment advisory agreement will be implemented. More detailed information about the Transaction will be provided in a proxy statement that is expected to be sent to shareholders in the coming weeks. When you receive your proxy statement, please review it and cast your vote to avoid any future solicitations.